UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 Amendment No. 1

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

  [X] Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
  [ ] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                           THE JACKSON RIVERS COMPANY
                (Name of Registrant as Specified In Its Charter)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ______________

     (2)  Aggregate number of securities to which transactions applies:
          _____________

     (3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11: _____

     (4)  Proposed maximum aggregate value of transaction: ____________

     (5)  Total fee paid: _________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid: __________

     (2)  Form, Schedule or Registration Statement No.: __________

     (3)  Filing party: __________

     (4)  Date Filed: _____

                           THE JACKSON RIVERS COMPANY
                              27 RADIO CIRCLE DRIVE
                           MOUNT KISCO, NEW YORK 10549
                            TELEPHONE (619) 615-4242



                                 PROXY STATEMENT
                               AS AT JUNE 18, 2004

                           THE JACKSON RIVERS COMPANY
                              27 RADIO CIRCLE DRIVE
                           MOUNT KISCO, NEW YORK 10549
                            TELEPHONE (619) 615-4242


                                  June 18, 2004

To  Our  Shareholders:

     You are cordially invited to attend the 2004 Annual Meeting of the Shareholders of The Jackson Rivers Company to be held at 27 Radio Circle Drive, Mount Kisco, New York 10549 on June 30, 2004, at 12 o'clock noon Mount Kisco, New York time.

     At the meeting, we will report on the progress of your company, comment on matters of interest and respond to your questions. A copy of our 2003 Annual Report to Shareholders on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this proxy statement.

     Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

     We appreciate your continued interest in The Jackson Rivers Company.

                                        Very truly yours,

                                        /s/  Dennis N. Lauzon

                                        Dennis N. Lauzon
                                        President and Chief Executive Officer

                           THE JACKSON RIVERS COMPANY
                              27 RADIO CIRCLE DRIVE
                           MOUNT KISCO, NEW YORK 10549
                            TELEPHONE (619) 615-4242


                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 2004

To the Shareholders of The Jackson Rivers Company:

     Notice is hereby given that the 2004 Annual Meeting of the Shareholders of The Jackson Rivers Company will be held at 27 Radio Circle Drive, Mount Kisco, New York 10549 on June 30, 2004 at 12 o'clock noon Mount Kisco, New York time, for the following purposes:

     1. To elect a board of directors composed of three members for the following year. Management has nominated Dennis N. Lauzon, Joseph M. Khan, and Nicholas A. Cortese, Jr.

     2.   To approve amendments to our articles of incorporation to:

          (a) Increase the number of our authorized shares of common stock to 1,980,000,000;

          (b)     Authorize 200,000,000 shares of preferred stock; and

          (c) Authorize our board of directors to determine, in whole or part, the preferences, limitations, and relative rights, of classes or series of shares, as provided in Section 607.0602 of the Florida Statutes.

          (d) Reduce our quorum requirements for shareholder meetings from the majority to one-third of the total shares entitled to be cast at such meeting.

     3. To ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2003 and to ratify the selection of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2004.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on June 17, 2004 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

     Shareholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                        By Order of the Board of Directors,

                                        /s/ Dennis N. Lauzon

                                        Dennis N. Lauzon
                                        President and Chief Executive Officer

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of The Jackson Rivers Company, a Florida corporation, to be voted at the 2004 Annual Meeting of Shareholders to be held at 27 Radio Circle Drive, Mount Kisco, New York 10549 on June 30, 2004 at 12 o'clock noon Mount Kisco, New York time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of June 18, 2004. The individuals named in the accompanying form of proxy are our president and one of our directors. A shareholder wishing to appoint some other person (who needs not be a shareholder of The Jackson Rivers Company) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

     Our principal executive office and mailing address is 27 Radio Circle Drive, Mount Kisco, New York 10549.

     Solicitation of proxies by mail is expected to commence on June 18, 2004, and the cost thereof will be borne by The Jackson Rivers Company. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record shareholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

     We will only deliver one proxy statement to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this proxy statement and future shareholder communication documents to any shareholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future shareholder communication documents to any shareholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

     Shareholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

     Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of the nominees listed herein as directors (Proposal 1), FOR the amendments to our articles of incorporation (Proposal 2), FOR the ratification of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2003 and the ratification of Russell Bedford Stefanou Mirchandani LLP as our independent public accountants for the fiscal year ending December 31, 2004 (Proposal 3), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting (Proposal 4). A form of proxy will not be valid unless it is completed and delivered to Olde Monmouth Stock Transfer Co., Inc., 200 Memorial Parkway, Atlantic Highlands, New Jersey 07716, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

     Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposals by our board of directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

                                VOTING SECURITIES

     Shareholders of record at the close of business on June 17, 2004, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 100,000,000 shares of common stock of which there were 99,982,750 shares issued and outstanding.

     The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights.

     The quorum for the transaction of business at the meeting consists of shareholders present in person, or represented by proxy holding not less than a majority of the outstanding shares of our common stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above.

     Under the Florida Statutes, the three nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors (Proposal 1). A simple majority of the votes cast at the meeting is required to approve Proposals 2, 3 and 4.

     Under Florida law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     A board of three directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (three). The three nominees receiving the highest number of votes are elected if a quorum is present and voting.

     If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. Certain information concerning the nominees for election as directors is set forth below.

VOTE REQUIRED

     Unless individual shareholders specify otherwise, each returned proxy will be voted for the election of the three nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed three, such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit.

     Our board of directors recommends that shareholders vote FOR the director nominees named above, and, unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

NOMINEES

     The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

NAME                      AGE                                POSITION                                 DIRECTOR SINCE
------------------------  ---  ---------------------------------------------------------------------  --------------
Dennis N. Lauzon           48  Director, President, Chief Executive Officer, Secretary and Treasurer       2003
Joseph M. Khan             52                                Director                                      2004
Nicholas A. Cortese, Jr.   51                                Director                                       N/A

     Our executive officers are elected annually by our board of directors. There are no family relationships among our directors and executive officers.

     Dennis N. Lauzon has served as president of Radel Marketing Corporation in Katonah, New York, since its formation, in 1981. He was also the founder and principal owner of Updated Profit Systems, a company providing computerized service system for the automotive industry. Mr. Lauzon also served as a consultant for companies developing various POS marketing and sales programs and coupon fraud protection systems, such as Nabisco, HP, and Seagram's. Mr. Lauzon has a Bachelor of Science degree from Springfield College.

     Joseph M. Khan was vice president and director of management information systems for McCarthy Crisanti & Maffei Inc. from 1982 until 1986. From 1986 to 1999 he was chief executive officer and chief software architect for Key Information Systems, Inc. From 1999 to 2002, Mr. Khan was vice president of business development for Automatic Data Processing. In 2002, he joined MultiTrade Securities LLC, as a partner and chief information officer and in 2003 he formed MultiTrade Technologies LLC, where he served as managing partner. Mr. Khan holds a Bachelor of Science in Mathematics from the University of Southampton, England and an MBA in International Management & Finance from American Graduate School of International Management (Thunderbird), Glendale, Arizona.

     Nicholas A. Cortese, Jr. has spent most of his professional career dedicated to the growing success of Lindenmeyr Munroe, a $650 Million division of Central National Gottesman, Inc. (CNG), which is a privately held $2.3 Billion company. Mr. Cortese began his career with CNG as a Sales Representative in year 1982. In 1994 he became Sales Manager for the North Reading, MA, branch and in 2001 he was promoted to the position of Vice President/General Manager of the branch. As VP/GM of North Reading, MA, a $60 million branch of Lindenmeyr Munroe, his responsibilities include hiring and supervising for a group of 70 employees. Mr. Cortese holds a Bachelor of Science degree from Springfield College.

BOARD MEETINGS AND COMMITTEES

     During our fiscal year ended December 31, 2003, our board of directors held two meetings, each of which was signified by a consent executed by our sole director.

     Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee, a copy of which is attached to this proxy statement as Attachment A. Since the compensation
                                    ------------
committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

     Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Attachment B.
                                                                  ------------
The audit committee will
review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

     The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

     Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a shareholder of The Jackson Rivers Company. Any such recommendation for the 2005 Annual Meeting of Shareholders should be provided to our corporate secretary by December 31, 2004.

COMPENSATION OF DIRECTORS

     We do not compensate any of our directors for their services as directors. However, we do reimburse our directors for expenses incurred in attending board meetings.

                     AMENDMENTS TO ARTICLES OF INCORPORATION
                                  (PROPOSAL 2)

INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to shareholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 100,000,000 shares to 1,980,000,000 shares of common stock, par value $0.001 per share.

     As of May 31, 2004, there were 99,982,750 shares of common stock issued and outstanding, with only 17,250 shares of common stock authorized, but unissued. On May 31, 2004, we had plans to issue up to 50,000,000 shares upon the exercise of options to be granted under our Employee Stock Incentive Plan for the Year 2004 No. 2 and up to 10,000,000 shares pursuant to our Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2. Accordingly, the total number of shares we plan to issue under our stock plans exceeds the number of shares authorized. We plan to issue shares under our stock plans following the increase in our authorized shares of common stock.

     Also, as of the date of this proxy statement, our board has plans to issue 20,000,000 shares of our newly authorized shares of common stock to Joseph M. Khan, one of our directors, and president and chief executive officer of Jackson Rivers Technologies, Inc., a Nevada corporation and our wholly-owned subsidiary. Our obligation to issue 20,000,000 shares of our common stock to Mr. Khan arose from our acquisition of Multitrade Technologies LLC, a New York limited liability company ("MTT") on February 23, 2004. As consideration for all of the assets of MTT, we agreed to transfer to Mr. Khan, the sole owner of MTT, 20,000,000 shares of our common stock once they became available after we increase our authorized shares of common stock.

     Our board also plans to issue 80,000,000 shares of our newly authorized shares of common stock to Dennis N. Lauzon, our president and one of our directors. Our obligation to issue 80,000,000 shares of our common stock to Mr. Lauzon arose in connection with his contribution to our capital of all of the issued and outstanding shares in Jackson Rivers Technologies, Inc. and Jackson Rivers Global Products, Inc., a Nevada corporation on February 23, 2004. In consideration of the transfer of all of the shares in Jackson Rivers Technologies, Inc. and Jackson Rivers Global Products, Inc., we agreed to transfer to Mr. Lauzon 80,000,000 shares of our common stock once they became available after we increase our authorized shares of common stock.

AUTHORIZATION OF SHARES OF PREFERRED STOCK

     The amendment would also authorize 200,000,000 shares of preferred stock, par value $0.001 per share. Our present capital structure authorizes no shares of preferred stock.

     At this time, our board has no plans to issue any shares of our newly authorized preferred stock.

AUTHORIZATION FOR BOARD OF DIRECTORS TO DETERMINE TERMS OF CLASS OR SERIES OF COMPANY'S SHARES

     The board of directors has determined that it is advisable to authorize the directors, subject to limitations prescribed by law, to determine, from time to time, and without further authorization of the shareholders, the preferences, limitations, and relative rights of our stock, within the limits set forth in
Section 607.0602 of the Florida Statutes, and by filing a certificate pursuant to Section 607.0602 of the Florida Statutes, to establish the number of shares to be included in each such series, and to fix the designation, relative rights, preferences and limitations of the shares of each such series. The directors believe that such revised structure will enhance our future financing activities. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

- The number of shares constituting that series and the distinctive designation of that series;

- The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates;

- Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

- Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

- Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

- The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation; and

-    Any other relative rights, preferences and limitations of that series.

     The following is a summary of the material matters relating to our common stock, our proposed preferred stock, and other matters after the adoption of the amendment to our articles of incorporation, which is attached to the resolution described in Attachment C to this proxy statement.
             ------------

COMMON STOCK

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of The Jackson Rivers Company, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The increase in the authorized shares of our common stock is not proposed by the board of directors in response to any known accumulation of shares or threatened takeover. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Florida.

     At this time our board has plans to issue shares of our newly authorized common stock, as discussed in the "Increase in Number of Authorized Shares of Common Stock" of this Proposal 2.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

PURPOSE OF AUTHORIZING PREFERRED STOCK

     Authorizing the issuance of 200,000,000 shares of preferred stock would give our board of directors the express authority, without further action of our shareholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of The Jackson Rivers Company more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of The Jackson Rivers Company. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the shareholders of the preferred stock would have the ability to control the vote of our shareholders, even though they may own less that than a majority of our issued and outstanding common stock.

     Similarly, the issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     As of the date of this proxy statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock with respect to any merger or business combination.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover.

REDUCTION OF QUORUM REQUIREMENTS FOR MEETINGS OF SHAREHOLDERS

     Our current quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. All shares owned by you as of June 17, 2004 may be voted by you.

     You are being asked to approve an amendment to our articles of incorporation to reduce the quorum requirement for meetings of our shareholders from a majority to one-third of the total number of shares entitled to be cast at such meeting. The affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote at the special meeting is required to approve this amendment to our articles of incorporation. If you approve the amendment to our articles of incorporation reducing the quorum requirement, the presence in person or by proxy at any meeting of our shareholders holding at least one-third of the total votes entitled to be cast will constitute a quorum for the transaction of business at such meeting, except as otherwise required by applicable law or regulation.

     The change in the quorum requirement would help us to more easily ensure a quorum at our shareholder meetings. As a result of the reduced quorum requirement for shareholder meetings, a smaller number of our shareholders may constitute a validly convened meeting and may be able to take action at such meeting on behalf of all shareholders.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendments of our articles of incorporation increasing the number of our authorized common shares, authorizing preferred shares, authorizing the directors to determine the preferences, limitations, and relative rights of our stock, within the limits set forth in Section 607.0602 of the Florida Statutes, and reducing our quorum requirements.

     Our board of directors recommends that shareholders vote FOR the amendments of our articles of incorporation increasing the number of our authorized common shares, authorizing shares of preferred stock, authorizing the directors to determine the preferences, limitations, and relative rights of our stock, and reducing our quorum requirements. Unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote in favor of the proposal.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

     Subject to shareholder ratification, the board of directors has appointed Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford") to serve as our independent public accountants for the fiscal years ending December 31, 2003 and December 31, 2004. Russell Bedford has served as our independent public accountants since September 22, 2003. The shareholders are being asked to ratify the approval of Russell Bedford as independent auditors for the fiscal year ending December 31, 2003 and to ratify the approval of Russell Bedford as independent auditors for the fiscal year ending December 31, 2004. Representatives of Russell Bedford are not expected to be present at the meeting.

AUDIT FEES

     The aggregate fees billed by Russell Bedford and Michaelson & Co., P.A for professional services rendered for the audit of our annual financial statements for fiscal year ended December 31, 2003 were $9,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Russell Bedford for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended December 31, 2003.

     There were no fees billed by Michaelson & Co., P.A. for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended December 31, 2003.

ALL OTHER FEES

     There were no other fees billed by Russell Bedford for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Russell Bedford.

     There were no other fees billed by Michaelson & Co., P.A. for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Michaelson & Co., P.A.

CHANGES IN OUR CERTIFYING ACCOUNTANT

     On September 16, 2003, we terminated the client-auditor relationship with Michaelson & Co., P.A. as our certifying public accountant.

     Michaelson & Co., P.A.'s reports on our financial statements for the years ended December 31, 2002 and through September 16, 2003, and the period May 8, 2001 (date of inception) through December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change accountants was recommended by our board of directors.

     During the two most recent fiscal years and any subsequent interim period through September 16, 2003 there have not been any disagreements between us and Michaelson & Co., P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michaelson & Co., P.A., would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable.

     On September 22, 2003 we engaged Russell Bedford as our independent accountants to report on our balance sheet as of December 31, 2003, and the related combined statements of income, shareholders' equity and cash flows for the year then ended. The decision to appoint Russell Bedford was approved by our board of directors.

     During our two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither we nor anyone on our behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     A Form 8-K, and an amendment on Form 8-K/A were timely filed by us reflecting the change in our certifying accountant.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve and ratify the selection of Russell Bedford as our independent public accountants.

     Our board of directors recommends that shareholders vote FOR ratification of the selection of Russell Bedford as our independent public accountants for the fiscal year ending December 31, 2003, and FOR ratification of the selection of Russell Bedford as our independent public accountants for the fiscal year ending December 31, 2004. Unless a shareholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend to vote in favor of the proposal.

                             PRINCIPAL SHAREHOLDERS

     The following table presents information regarding the beneficial ownership of all shares of our common stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                                SHARES BENEFICIALLY OWNED (2)
                                                               -------------------------------
NAME OF BENEFICIAL OWNER (1)                                       NUMBER          PERCENT
-------------------------------------------------------------  --------------  ---------------
Dennis N. Lauzon (3) . . . . . . . . . . . . . . . . . . . . .     82,000,000           82%
Joseph M. Khan (4) . . . . . . . . . . . . . . . . . . . . . .     20,000,000           20%
                                                               --------------  ---------------
All directors and executive officers as a group (two persons).    102,000,000            *%
                                                               ==============  ===============

(1) Unless otherwise indicated, the address for each of these shareholders is c/o The Jackson Rivers Company, 27 Radio Circle Drive, Mount Kisco, New York 10549. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common stock beneficially owned.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date is 99,982,750, before giving any consideration to the issuance of the additional 100,000,000 shares we are obligated to issue.
(3) The shares reflected as being owned by Mr. Lauzon take into consideration the obligation we have to issue him an additional 80,000,000 shares of our common stock as a result of the exchange by him of his shares of Jackson Rivers Technologies, Inc. As of the date of this Annual Report, Mr. Lauzon owns 2,000,000 shares of our common stock, while we have outstanding 99,982,750 shares of our common stock. See Proposal 2, "Increase in Number of Authorized Shares of Common Stock."
(4) Mr. Khan is entitled to receive 20,000,000 shares of our common stock as soon as we can increase our authorized shares. See Proposal 2, "Increase in Number of Authorized Shares of Common Stock," for the discussion of our acquisition of Multitrade Technologies, LLC and the related obligations to issue shares of our common stock to Mr. Joseph Khan and Mr. Dennis N. Lauzon.
* The number of shares owned by Messrs. Lauzon and Khan used to calculate the percentages reflected in the above table include the shares we will issue to each of them as a result of our obligation to issue to Mr. Lauzon an additional 80,000,000 shares of our common stock (See Note 3 above) and 20,000,000 shares of our common stock which we will issue to Mr. Khan (See
     Note 4 above). The additional 100,000,000 shares will be issued to Messrs. Lauzon and Khan as soon as we increase the number of our authorized shares of common stock.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     None of our officers or directors received any compensation for services from our date of inception (March 8, 2001) to May 31, 2004, except for the compensation to Mr. Lauzon discussed below.

EMPLOYMENT AGREEMENTS

     We do not have an employment agreement with our director and president, Dennis N. Lauzon, or with any of our other employees. However, we do have a Consulting Services Agreement with Radel Marketing Corporation, a company which is owned and controlled by Mr. Lauzon. Pursuant to the agreement we paid Radel Marketing the sum of $87,000 in 2003.

     Under the agreement with Radel, which is dated August 1, 2003, Radel is to provide us various services which include:

-    Business  solutions;

-    Business validation;

-    Contract negotiations; and

-    Public relations.

     We were obligated to pay Radel $8,000 weekly commencing on September 24, 2003. The payment terms of the agreement expired on December 31, 2003.

STOCK OPTIONS

     There were no grants of stock options to the named executive officers during the fiscal year ended December 31, 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In establishing compensation levels, our board of directors has endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and our shareholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Please see Proposal 2, "Increase in Number of Authorized Shares of Common Stock," for the discussion of our acquisition of Multitrade Technologies, LLC and the related obligations to issue shares of our common stock to Messrs. Lauzon and Khan.

CHANGE OF CONTROL

     On June 19, 2003, Don A. Paradiso, our former controlling shareholder, sole director and president, sold 1,000,000 shares of our common stock to Dennis N. Lauzon. Concurrently with the sale of shares, Mr. Paradiso resigned as an officer and director. Before resigning as a director, Mr. Paradiso elected Mr. Lauzon as a director and as our president, secretary and treasurer. As a result of the change in ownership, a change in control was deemed to have occurred.

     There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by the SEC regulation to furnish us with copies of all
Section 16(a) forms they file.

     Based solely on review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to us, we believe that, during the period from January 1, 2003 through December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10 percent beneficial owners were met in a timely manner.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003, and Financial Information from our Quarterly Report for the Period Ended March 31, 2004 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

     WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORT FOR THE PERIOD ENDED MARCH 31, 2004, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORT AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORT UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 27 RADIO CIRCLE DRIVE, MOUNT KISCO NEW YORK 10549, OR TELEPHONE (619) 615-4242.

                                  OTHER MATTERS

     Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the shareholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of The Jackson Rivers Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by The Jackson Rivers Company by December 31, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2005 meeting.


                                          By Order of the Board of Directors,

                                          /s/ Dennis N. Lauzon

                                          Dennis N. Lauzon,
                                          President and Chief Executive Officer

                                                                    ATTACHMENT A

                                   CHARTER OF
                           THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          OF THE JACKSON RIVERS COMPANY

     1.   Committee  Composition.  The  Compensation Committee (the "Committee")
          ---------------------
of the Board of Directors (the "Board") of The Jackson Rivers Company, a Florida corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

     2.   Functions  and  Authority.  The  operation  of  the  Committee will be
          -----------------------
subject to the Articles of Incorporation of the Company and applicable Florida laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

          (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the members of the management of the Company as may be required under Florida law, and advise and consult with the President regarding the compensation scheme for all executive officers.

          (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

          (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President and all plan participants who may be deemed "officers" for purposes of
Section  16  of  the  Securities  Exchange  Act  of  1934,  as  amended.

          (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

          (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

          (f) To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

          (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

          (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the President.

          (i) To administer the annual performance review of the President which is to be completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the President.

          (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

          (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

     3.  Meetings.  The  Committee  will  hold regular meetings each year as the
         --------
Committee may deem appropriate. The President and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

     4.     Minutes and Reports.  The Committee will keep minutes of each
            -------------------
meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.


                                       By Order of the Board of Directors,

                                       By  /s/ Dennis N. Lauzon
                                         ---------------------------------

                                         Dennis N. Lauzon,

                                         President and Chief Executive Officer


Dated June 3, 2004

                                                                    ATTACHMENT B

                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                          OF THE JACKSON RIVERS COMPANY

     1.  Audit  Committee  Purpose.  The  Audit  Committee  of  the  Board  of
         -------------------------
Directors of The Jackson Rivers Company, a Florida corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          (a) Monitor the integrity of the Company's financial reporting process.

          (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

          (c) Monitor the independence and performance of the Company's independent auditors.

          (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     2.  Audit  Committee Composition and  Meetings.  Audit  Committee  members
         ------------------------------------------
shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit
                                  ----------
Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     3. Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

     4. The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

     5.  Audit  Committee  Responsibilities  and  Duties.

         (a)  Review  Procedures.
              ------------------

               (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

               (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

               (iii) In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

          (b)  Independent  Auditors.
               ---------------------

               (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

               (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

               (iii) On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

               (iv) Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

               (v) Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

               (vi) Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     6. Legal Compliance. On at least an annual basis, review with the
        -----
Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     7. Other Audit Committee Responsibilities.
        --------------------------------------

          (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

          (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (e) Periodically perform self-assessment of audit committee performance.

          (f) Review financial and accounting personnel succession planning within the Company.

          (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                       By Order of the Board of Directors,



                                       By   /s/ Dennis N. Lauzon
                                          -------------------------------
                                          Dennis N. Lauzon,
                                          President and Chief Executive Officer


Dated June 3, 2004.

                                                                      APPENDIX 1

                           THE JACKSON RIVERS COMPANY
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

     To  be  considered  independent,  a  member  of the Audit Committee cannot:

          (a) Have been an employee of the Company or its affiliates within the last three years;

          (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

          (d) Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

          (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                                                                    ATTACHMENT C

                          RESOLUTIONS TO BE ADOPTED BY
                               THE SHAREHOLDERS OF
                           THE JACKSON RIVERS COMPANY

     RESOLVED, that the amendment to the Company's articles of incorporation attached hereto as Exhibit 1 and incorporated herein for all purposes is hereby
                    ---------
adopted  and  approved  in  all  respects;  and

     RESOLVED FURTHER that the selection of Russell Bedford Stefanou Mirchandani LLP as the Company's independent auditors for the fiscal year ended December 31, 2003 is hereby ratified in all respects; and

     RESOLVED FURTHER, that the selection of Russell Bedford Stefanou Mirchandani LLP as the Company's independent auditors for the fiscal year ended December 31, 2004 is hereby ratified in all respects; and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                       EXHIBIT 1

                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                           THE JACKSON RIVERS COMPANY

     Pursuant to the provisions of Section 607.1006 of the Florida Statutes, THE JACKSON RIVERS COMPANY, a Florida for-profit corporation (the "Company") adopts the following amendments to its Articles of Incorporation:

     Article V of the Company's Articles of Incorporation is hereby deleted in its entirety and the following is substituted in its place:

                                    ARTICLE V
                                  CAPITAL STOCK

          1. The total number of shares of stock which the Company shall have the authority to issue is 2,180,000,000 consisting of 1,980,000,000 shares of common stock, par value $0.001 per share (the "Common Stock"), and 200,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

          2.  Preferred  Stock.  The  Preferred Stock may be issued from time to
              ----------------
          time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in series, and by filing a certificate pursuant to the applicable section of the Florida Statutes (the "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

               (a) The designation of the series, which may be by distinguishing number, letter or title.

               (b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

               (c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

               (d)  The  dates  at  which  dividends,  if any, shall be payable.

               (e) The redemption rights and price or prices, if any, for shares of the series.

               (f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

               (g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

               (h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

               (i) Restrictions on the issuance of shares of the same series or of any other class or series.

               (j) The voting rights, if any, of the holders of shares of the series.

               (k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

          3.  Quorum.  The  presence  in  person  or  by proxy at any meeting of
              ------
          shareholders holding at least one-third of the total votes entitled to be cast shall constitute a quorum for the transaction of business at such meeting except as otherwise required by applicable law, these articles of incorporation or the Bylaws of the Company. When a quorum is once present to organize a meeting of shareholders, it is not broken by the subsequent withdrawal of any shareholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

     The amendment was adopted on _____ __, 2004.

     The amendment was approved by the Company's shareholders. The number of votes cast for the amendment by the shareholders was sufficient for approval.

     Signed this ___________ day of _____ __, 2004.


                                        /s/ Dennis N. Lauzon
                                        -------------------------------------
                                        DENNIS N. LAUZON, President and Chief
                                        Executive Officer

                           THE JACKSON RIVERS COMPANY
                              27 RADIO CIRCLE DRIVE
                           MOUNT KISCO, NEW YORK 10549


                                      PROXY

     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE JACKSON RIVERS COMPANY (THE "COMPANY") FOR A SPECIAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON June 30, 2004.

The undersigned hereby appoints Dennis Lauzon, the President and Chief Executive Officer of the Company, or instead of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held 27 Radio Circle Drive Mount Kisco, New York 10549 on June 30, 2004 at 12 o'clock noon, Mount Kisco, New York time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.   Election of Directors.  The nominees proposed by    3.   Vote FOR [ ] AGAINST [ ] the selection of Russell
     management are:                                          Bedford Stefanou Mirchandani LLP as the Company's
                                                              independent public accountants for the fiscal year ended
     Dennis N. Lauzon                                         December 31, 2003 and to ratify the selection of Russell
                                                              Bedford Stefanou Mirchandani LLP as the Company's
     Joseph M. Khan                                           independent public accountants for the fiscal year ended
                                                              December 31, 2004
     Nicholas A. Cortese, Jr.

Vote FOR [ ] AGAINST [ ] the election of all nominees listed above (EXCEPT THOSE WHOSE NAMES THE
     UNDERSIGNED HAS DELETED).

     [ ] Withhold Vote

2.   Vote FOR [ ] AGAINST [ ] the resolution to approve  5.   Upon any other matter that properly becomes before the
     Amendments to the Articles of Incorporation.             meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

Dated  ___________, 2004.


--------------------------------------------
Signature  of  Shareholder


--------------------------------------------
Printed  Name  of  Shareholder

     A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF OLDE MONMOUTH STOCK TRANSFER CO., INC., 200 MEMORIAL PARKWAY, ATLANTIC HIGHLANDS, NEW JERSEY 07716, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

     Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

     THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.

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(Please advise the Company of any change of address)